EXHIBIT 99.2

Creating the Industry Leader in HRO March 16, 2005

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results and investors should not place any reliance on forward-looking statements as a prediction of actual results. Such risks, uncertainties and other factors include, but are not necessarily limited to, those set forth in the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-Q under the caption "Risks Related to our Business". In addition, the Company operates in a highly competitive and rapidly changing environment, and new risks may arise. The company disclaims any intention to, and undertakes no obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise. Use of Non-GAAP Financial Information During this conference call, management may refer to one or more non-generally accepted accounting principles ("GAAP") financial measures for which reconciliations to the most directly comparable GAAP financial measures are included in the presentation slides.

Transaction Summary Acquiring Mellon's Human Resources consulting and outsourcing business Purchase price - $445M, all cash Funded from existing credit facility Trailing revenue - $660M Expected to close in Q4 fiscal 2005 Slide #1

Transaction Rationale Robust HRO market Adds consulting and transformation expertise in retirement, health & welfare, and compensation Completes HR service offering Expansion potential with half of the Fortune 100 Business optimization opportunities Accretive immediately Slide #2

2003 2007 2003 2007 2003 2007 13.2 15.6 12.5 17.2 6.9 14.9 CAGR = 8% Human Resources Market Overview Source: IDC and Kennedy Information Global Sub-Markets ($ in Billions) Payroll/Benefits Admin Multi-Scope HR BPO $13.2 $15.6 $12.5 $17.2 $6.9 $14.9 Slide #3 CAGR =4% CAGR = 21% HR Consulting

HR BPO Landscape IT Outsourcing Software Transformation Global Clients Consulting Employee Self-Service Retirement Services H&W Benefits Admin Payroll Administration Compensation Planning Direct Delivery of Services At Least 5 Full Scope HRO Clients Slide #4 M M M M M- denotes services added from Mellon acquisition

Recruiting, Staffing & Resourcing Policy Inquiries & Resolution Vendor Management Workforce Development Learning Management Labor Relations Strategy Overall HR Strategy Domestic Relocation Services Benefits Administration Benefits Enrollment HR Service Transformation HR Policy Employee Recordkeeping HRIS Compensation Administration Defined Contribution Defined Benefit Healthcare Spending Accounts Severance Administration Policy & Legal Compliance Third Party Administration In-Business HR Expatriate Administration Compensation Consulting Payroll Administration Health & Welfare High Low Complexity of Interaction Profile of HR Services HR Strategy Consulting Expanded HR Services from Mellon HR Strategy Consulting Compensation Consulting HR Service Transformation Defined Benefit Defined Contribution Health & Welfare Severance Administration Healthcare Spending Accounts Payroll Processing Transaction Services Employment Services Professional & Advisory Services Client Retained Services Value Added High Low ACS Comprehensive HRO Offering Slide #5

ACS/Mellon Combined Human Resources health & welfare Other consulting Health & welfare International retirement HR management defined cont. defined benefit 8 9 7 9 22 27 9 11 HR Outsourcing Pro Forma Revenue - $805 Million(1) FACTS: Revenue mix: 54% Outsourcing / 46% Consulting Over 5,000 employees focused on HR outsourcing market HR Multi-Scope BPO 24% Defined Contribution Outsourcing 10% Health & Welfare Outsourcing 8% Other Consulting 7% Health & Welfare Consulting 6% Defined Benefit Outsourcing 12% International Consulting 10% Retirement Consulting 23% Slide #6 (1) Represents Mellon HR revenues of $660 million and ACS HR revenues of $145 million for the twelve months ended December 31, 2004. ACS Commercial revenues were $1.9 billion for the same period.

Consolidated Pro Forma ACS Commercial 54% Government 46% 54 46 Segment Revenue(1) (1) Revenue figures represent ACS reported revenues for the twelve months ended December 31, 2004 proforma for the acquisition of Mellon's HR business with revenues of $660 million for the twelve months ended December 31, 2004. BPO 86% ITO 14% HR Oursourcing 10% 86 14 10 Employees = 50,000 HR 10% BPO 79% IT Outsourcing 21% HR outsourcing 79 21 15 Service Line Revenue(1) HR >15% Slide #7 Fortune 100 Client Relationships ACS Both Mellon No Significant Relationship 26 5 20 49 Mellon No Significant Relationship

Summary Slide #8 Robust HRO market Consulting and transformation expertise in retirement, health & welfare, and compensation Completes human resource services offering Expansion potential with half of the Fortune 100 Business optimization opportunities Accretive immediately

Mellon HR Overview Strong human resource domain expertise International markets Innovative service offerings Consulting 55% Outsourcing 45% 55 45 Total Revenue - $660 Million Consulting 56% Outsourcing 44% Slide #9

Retirement International Health & Welfare Communications Compensation 0.5 0.21 0.14 0.08 0.07 Mellon HR Capabilities: Consulting Revenue - $370 Million Retirement 50% Health & Welfare 14% Compensation 7% International 21% Communications 8% 3,000+ clients from over 35 offices worldwide Over 1,000 consultants Slide #10

Mellon HR Capabilities: Outsourcing d. benefit d. contribution Health & Welfare Full Service 0.32 0.27 0.23 0.18 Defined Contribution 27% Defined Benefit 32% Health & Welfare 23% Multi-Scope Outsourcing 18% Revenue - $290 Million Over 180 clients served from 3 major US locations Slide #11

Representative Human Resource Clients Representative Human Resource Clients Representative Human Resource Clients Slide #12

Global Presence ACS Service Centers Acquired Service Centers Bahrain Brunei Hungary Luxembourg Monaco Nepal Norway Panama Saudi Arabia Sri Lanka Uruguay Venezuela Slide #13

Purchase Price: $445 million Trailing revenue multiple: 0.7x Hewitt/Exult: 1.3x EDS/Towers Perrin: 2.0x Watson Wyatt Holdings/ Watson Wyatt L.P. (UK): 1.3x Valuation Slide #14

Financial Assumptions Revenue growth No revenue synergies assumed Flat revenue growth Year 1 Cost synergy components: Facility and process consolidation Purchased services Technology consolidation Software maintenance Overhead and marketing Slide #15

Financial Assumptions (cont.) Funded from existing $1.5 billion credit facility Fixed and intangible assets subject to third-party valuation Closing in June 2005 quarter Year 1 net accretion: $0.04 to $0.06 Year 2 accretion: $0.20 to $0.24 Slide #16

Summary Slide #17 Robust HRO market Consulting and transformation expertise in retirement, health & welfare, and compensation Completes human resource services offering Expansion potential with half of the Fortune 100 Business optimization opportunities Accretive immediately